UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2021 (December 7, 2021)

American Noble Gas Inc

(Exact name of registrant as specified in its charter)

Nevada	001-17204	20-3126427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15612 College Blvd.

Lenexa, KS 66219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (913) 948-9512

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
—	—	—

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As further described below, American Noble Gas, Inc., a Delaware corporation (the “Predecessor Registrant”), merged with and into its wholly owned subsidiary, American Noble Gas Inc, a Nevada corporation (the “Company”), on December 7, 2021, pursuant to an Agreement and Plan of Merger, dated as of December 7, 2021 (the “Reincorporation Merger Agreement”), with the Company continuing as the surviving corporation (the “Reincorporation Merger”). On December 7, 2021, the effective time of the Reincorporation Merger (the “Effective Time”), the Company succeeded to the assets, continued the business and assumed the rights and obligations of the Predecessor Registrant existing immediately prior to the Effective Time. The Reincorporation Merger was consummated by the filing of a certificate of merger on December 7, 2021 with the Secretary of State of the State of Delaware (the “Delaware Certificate of Merger”) and articles of merger with the Secretary of State of the State of Nevada (the “Nevada Articles of Merger”). Copies of the Delaware Certificate of Merger and the Nevada Articles of Merger are filed as Exhibits 3.1 and 3.2, respectively, and are each incorporated herein by reference. The Reincorporation Merger Agreement and transactions contemplated thereby were adopted by the holders of a majority of the outstanding shares of the Predecessor Registrant’s common stock, par value, $0.0001 per share (the “Predecessor Common Stock”) and/or Series A Convertible Preferred Stock, par value $0.0001 per share (the “Predecessor Series A Preferred Stock”), on an as-converted to Predecessor Common Stock basis, by written consent in lieu of a special meeting of stockholders, in accordance with the Delaware General Corporation Law (“DGCL”).

At the Effective Time, pursuant to the Reincorporation Merger Agreement, (i) each outstanding share of Predecessor Common Stock automatically converted into one share of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”), (ii) each outstanding share of the Predecessor Series A Preferred Stock automatically converted into one share of Series A Convertible Preferred Stock, par value $0.0001 per share of the Company (“Company Series A Preferred Stock”), and (iii) each outstanding option, right or warrant to acquire shares of Predecessor Common Stock converted into an option, right or warrant to acquire an equal number of shares of Company Common Stock under the same terms and conditions as the original options, rights or warrants.

Similar to the shares of Predecessor Common Stock prior to the Reincorporation Merger, the shares of Company Common Stock are quoted on the OTCQB tier operated by the OTC Markets Group Inc. under the symbol “IFNY”. In accordance with the Reincorporation Merger Agreement, each outstanding certificate previously representing shares of Predecessor Common Stock or Predecessor Series A Preferred Stock automatically represents, without any action of the Predecessor Registrant’s stockholders, the same number of shares of Company Common Stock or Company Series A Preferred Stock, as applicable.

Pursuant to the Reincorporation Merger Agreement, at the Effective Time, the directors and officers of the Predecessor Registrant immediately prior to the Reincorporation Merger became the directors and officers of the Company and continued their respective directorship or services with the Company on the same terms as their respective directorship or service with the Predecessor Registrant immediately prior to the Effective Time.

As a result of the Reincorporation Merger, the internal affairs of the Company ceased to be subject to the DGCL or governed by the Predecessor Registrant’s Certificate of Incorporation, as amended (the “Delaware Certificate”) and its Bylaws (the “Delaware Bylaws”). As of the Effective Time, the Company is subject to the Nevada Revised Statutes (“NRS”) and is governed by the Company’s Articles of Incorporation (the “Nevada Articles”) and Bylaws (the “Nevada Bylaws”).

While the Company sought to maintain the material rights of stockholders by adopting the Nevada Articles and the Nevada Bylaws with provisions similar to the provisions of the Delaware Certificate and Delaware Bylaws, there are also key differences that may impact the rights of stockholders. A description of these differences, as well as certain differences between the NRS and the DGCL, are included in the definitive information statement filed by the Predecessor Registrant with the U.S. Securities and Exchange Commission on November 5, 2021 (the “Information Statement”), under “Additional Information Regarding the Incorporation Merger”, which is incorporated herein by reference.

The description of the Reincorporation Merger and the Reincorporation Merger Agreement contained in this Item 1.01, including those incorporated by reference to the Information Statement, does not purport to be complete and is subject to and qualified in its entirety by reference to the Reincorporation Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The descriptions of the Nevada Articles and the Nevada Bylaws contained herein, including those incorporated by reference to the Information Statement, do not purport to be complete and are qualified in their entirety by the full text of the Nevada Articles and the Nevada Bylaws filed as Exhibit 3.3 and Exhibit 3.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

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This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Company Common Stock, as successor issuer, are deemed registered under Section 12(g) of the Exchange Act.

Item 2.03 - Creation of A Direct Financial Obligation or an Obligation Under on Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 2.03.

As a result of the Reincorporation Merger, as of the Effective Time, the Company assumed and succeeded to by operation of law all of the prior liabilities and obligations of the Predecessor Registrant, and such liabilities and obligations may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such liabilities and obligations. For more information concerning these liabilities and obligations, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, and Current Reports on Form 8-K filed prior to the date hereof, which are incorporated herein by reference.

Item 3.03 - Material Modification to Rights of Security Holders.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.

Item 5.03 - Amendment to Articles of Incorporation or Bylaws; Change In Fiscal Year.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.03.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 (especially in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the U.S. Securities and Exchange Commission. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.]

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of December 7, 2021
Exhibit 3.1	Certificate of Merger filed with the Secretary of State of the State of Delaware on December 7, 2021
Exhibit 3.2	Articles of Merger filed with the Secretary of State of the State of Nevada on December 7, 2021
Exhibit 3.3	Articles of Incorporation filed with the Secretary of State of the State of Nevada on November 23, 2021
Exhibit 3.4	By-Laws
Exhibit 4.1	Description of Company Common Stock
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2021	AMERICAN NOBLE GAS INC

	By:	/s/ Stanton E. Ross
	Name:	Stanton E. Ross
	Title:	Chairman, President and Chief Executive Officer

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